MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.







FUND LOGO







Quarterly Report

July 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
David B. Walter, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


During the quarter ended July 31, 1995, as global fixed-income prices firmed, we remained conservatively positioned in the higher-yielding dollar-bloc markets. In the dollar-bloc countries, the Fund purchased government securities with maturities of two years or less as positive yield curves proved attractive. Of special note, Merrill Lynch Short-Term Global Income Fund, Inc. increased its exposure to Canada and Australia as yield spreads widened to over 200 basis points (2.00%) versus comparable maturity US securities. In the European bloc, we reduced the Fund's exposure following the Bundesbank's latest reduction in the discount rate to 4.00%.

On the currency front, the US dollar finally entered a period of consolidation after sharp moves lower against the Deutschemark and the yen earlier in 1995. We will continue to hedge our foreign currency exposure into US dollars to take advantage of attractive interest rate differentials and improving US dollar fundamentals.

Market Review
At the beginning of the July quarter, the Bundesbank surprised investors and submitted to foreign exchange pressures on March 30, 1995 by reducing the discount rate by 50 basis points to 4.00% and the repurchase rate by 0.35% to 4.50%. The Bundesbank justified its decision to lower interest rates on the basis of favorable developments in money supply and the change in the policy environment caused by the strength of the Deutschemark. Belgium, Holland, Austria, and Switzerland also cut interest rates in a coordinated move with Germany. These central bank interest rate reductions helped firm bond markets in general.

An important political aspect emerged in France as Jacques Chirac won the French presidency election on May 7, 1995, ending the 14-year socialist tenure of Francois Mitterand. For the first time since 1974, a Gaullist will be in power. Chirac reiterated that reducing unemployment would be the main goal of the new presidency and reaffirmed his wish for France to move towards European union. Chirac chose Alain Juppe as the new prime minister and Alain Madelin as the new economic and finance minister. Following the appointments to his cabinet, Chirac met with German Chancellor Kohl and stressed the importance of future German-French relations.

In Italy, dramatic pension reform proposals and proposed budget deficit reductions helped firm both currency and bond markets. The increase in the discount rate to 9% in May also displayed the central bank resolve on the inflationary front. We anticipate continued strength in both the Italian bond and currency markets.

With regard to credit quality, Standard and Poor's announced on May 3, 1995 that it had upgraded Ireland's long-term currency debt to AA from AA-. The upgrade was in response to good economic management. The Irish Finance Minister, Ruairi Quinn, said the positive change in Ireland's debt rating will add to the attractiveness of government securities and to the continued confidence of the international community in the Irish economy. In addition, Moody's Investors Service, Inc. lowered its long-term rating on Canada's domestic currency debt from Aaa to Aa1 and its rating on Canada's foreign currency debt from Aa1 to Aa2. Moody's expressed concern over Canada's deficit problems, the feasibility of new budget reforms and the volatility in financial markets which were heightened by the crisis in Mexico. Canadian currency and bonds weakened following the announcement, but quickly retraced to higher prices as the downgrades were factored into the markets.

In the Americas, the Mexican government announced a fiscal austerity package which called for large tax increases and extensive cuts in government spending. The package should help restore confidence in the country and the peso. Concurrently, the US fixed-income markets continued to rally as a lack of inflation expectations and subdued economic growth prospects allowed short-term US Treasury securities to trade below 6%. In addition, deficit reduction proposals in Washington supported fixed-income buying.

On the currency front, the US dollar consolidated in April and May after sharp moves lower against the Deutschemark and yen. Ongoing trade tensions and the failure of the latest Japanese economic package helped push the US dollar/Japanese yen to a record level of
79.75. Deutschemark strength within Europe was attributed to political uncertainty in several countries, including Spain, Italy and France which, in turn, caused instability in the exchange rate mechanism.

The Japanese government's emergency "yen package" announced on April 14, 1995, which included a 75 basis point cut in the official discount rate, was implemented in an effort to reduce Japan's current account surplus, increase imports, stimulate the economy and revitalize financial markets. The major focus of the newly initiated economic measures was to halt the trend of yen appreciation and mitigate the damage it inflicted on Japan's economy.

On May 11, 1995, the Clinton administration announced a two-part action in response to Japanese trade barriers in the auto sector. In retaliation for the perceived discriminatory trade practices by Japan, the US started the sanction process under section 301 of the Trade Act and filed a complaint to the new World Trade Organization regarding autos and autoparts. The United States targeted 13 Japanese luxury car models for punitive tariffs of 100% if Japan failed to open its market by the end of June. The two countries subsequently reached an agreement that was announced on June 28, 1995.

The world's leading central banks surprised the foreign exchange markets on May 31, 1995 by intervening to sup-port the US dollar. The Federal Reserve Board was joined by other members of the Group of Ten Industrialized Nations, including the Bank of Japan and the Bundesbank, in its defense of the US currency. The United States wanted to demonstrate that it was not using exchange rates to coerce Japan into a trade agreement. The aggressive intervention was in response to a document from the Group of Seven Industrialized Nations (G-7) on April 25, 1995 stating that the finance ministers and governors of the G-7 agreed that an orderly reversal of recent currency movements was desirable. In June, the US dollar depreciated versus the Deutschemark and stabilized against the yen. Participants at the G-7 meeting on June 15, 1995 agreed to cooperate closely in the foreign exchange markets and reiterated the belief that the US dollar's current rate was not justified by underlying economic fundamentals and orderly reversals were desirable. They also agreed to set up an emergency financing mechanism to prevent another financial crisis such as the Mexican situation earlier this year. To address the rising value of the yen, the domestic weak economy and the growing trade surplus with the United States, the Japanese government revealed an economic stimulus package on June 27, 1995. Japanese authorities will be investigating the use of public funds to write off bad loans. In addition, to support the stock market, the government discussed the possibility of suspending the dividend tax which would allow companies to buy their own shares.

European unification was addressed at a summit in Cannes, France, where debates focused on European Monetary Union (EMU) and members maintained that the 1999 target date for EMU implementation was uncertain. Political tensions, instability in the foreign exchange markets, and economic weakness in some countries contributed to the delay in reaching the original target date of 1997.

In Conclusion
Looking ahead, we anticipate interest rates may trend higher as global economic growth and inflation criteria force central banks to become cautious over the near term. We also believe the US dollar is in a "bottoming" process as budget deficit reduction and other economic fundamentals should be moving into favor of the US dollar in the period ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager





(Edward F. Gobora)
Edward F. Gobora
Vice President and Portfolio Manager





(David B. Walter)
David B. Walter
Vice President and Portfolio Manager





(Stephen Yardley)
Stephen Yardley
Vice President and Portfolio Manager





August 18, 1995

PERFORMANCE DATA



About Fund
Performance



Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class B and Class D Shares are presented in the "Recent Performance Results," "Average Annual Total Return" and "Performance Summary" tables below and on pages 5 and 6. Data for Class A and Class C Shares are also presented in the "Recent Performance Results" and "Aggregate Total Return" tables below and on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class B and Class D Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class A and Class C Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results
                                                                                               12 Month     3 Month
                                                  7/31/95          4/30/95     7/31/94++       % Change++   % Change
Class A Shares*                                    $7.89            $7.89        $8.11           -2.71%        0.00%
Class B Shares*                                     7.88             7.88         8.18           -3.67         0.00
Class C Shares*                                     7.70             7.76         8.11           -5.06        -0.77
Class D Shares*                                     7.88             7.88         8.18           -3.67         0.00
Class A Shares--Total Return*                                                                    +2.51(1)     +1.83(2)
Class B Shares--Total Return*                                                                    +2.09(3)     +1.50(4)
Class C Shares--Total Return*                                                                    -1.11(5)     +0.55(6)
Class D Shares--Total Return*                                                                    +2.76(7)     +1.77(8)
Class A Shares--Standardized 30-day Yield           5.34%
Class B Shares--Standardized 30-day Yield           4.78%
Class C Shares--Standardized 30-day Yield           4.03%
Class D Shares--Standardized 30-day Yield           5.11%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class A and Class C Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.395 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.134 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.463 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.118 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.309 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.103 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.505 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.129 per share ordinary income dividends.





Average Annual
Total Return


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                         +1.79%         -2.04%
Inception (8/3/90) through 6/30/95         +2.40          +2.40

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/95                         +2.21%         -1.88%
Inception (8/3/90) through 6/30/95         +2.95          +2.10

[FN]
 *Maximum sales charge is 4%. On 10/21/94, Class A Shares were redesignated to Class D Shares.
**Assuming maximum sales charge.

Aggregate
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94) through 6/30/95       +1.73%         -2.34%

[FN]
 *Maximum sales charge is 4%. On 10/21/94, Class A Shares were redesignated to Class D Shares.
**Assuming maximum sales charge.



                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95       -1.62%         -2.57%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*      % Change**
8/3/90--12/31/90                  $10.00         $9.93          --             $0.404             +3.40%
1991                                9.93          9.68          --              0.885             +6.63
1992                                9.68          8.69          --              0.687             -3.39
1993                                8.69          8.63          --              0.581             +6.15
1994                                8.63          7.89          --              0.463             -3.30
1/1/95--7/31/95                     7.89          7.88          --              0.259             +3.32
                                                                               ------
                                                                         Total $3.279

                                                       Cumulative total return as of 7/31/95:    +12.98%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)



Performance
Summary--
Class D Shares***
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*      % Change**
8/3/90--12/31/90                  $10.00         $9.93          --             $0.436             +3.73%
1991                                9.93          9.68          --              0.941             +7.23
1992                                9.68          8.70          --              0.735             -2.79
1993                                8.70          8.64          --              0.625             +6.69
1994                                8.64          7.89          --              0.506             -2.91
1/1/95--7/31/95                     7.89          7.88          --              0.282             +3.75
                                                                               ------
                                                                         Total $3.525

                                                       Cumulative total return as of 7/31/95:    +16.20%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

SCHEDULE OF INVESTMENTS
                                    Maturity                                                Interest              Percent of
COUNTRIES   Face Amount               Date                   Issue                            Rate++     Value    Net Assets
Australia   A$         32,330,000    3/01/96  New South Wales Treasury Corp. (3)                8.50%  $ 23,982,181     4.98%
                       67,300,000    5/14/97  Queensland Treasury Corp. (3)                     8.00     49,591,464    10.30

                                              Total Investments in Australia
                                              (Cost--$72,743,530)                                        73,573,645    15.28


Canada      C$         41,870,000    2/08/96  Canadian Treasury Bill (1)                        8.27     29,440,321     6.11
                       65,050,000    3/07/96  Canadian Treasury Bill (1)                        7.98     45,335,722     9.42
                       17,290,000   12/13/95  Providence of Ontario Treasury Bill (3)           7.05     12,298,474     2.56
                       14,560,000   12/27/95  Providence of Ontario Treasury Bill (3)           7.05     10,320,821     2.14

                                              Total Investments in Canada
                                              (Cost--$96,577,697)                                        97,395,338    20.23


France      Ffr        68,370,000   10/19/95  French Treasury Bill (1)                          7.27     14,108,686     2.93

                                              Total Investments in France
                                              (Cost--$13,791,025)                                        14,108,686     2.93


Ireland     Iep        13,700,000    7/30/96  Irish Gilt (1)                                    9.00     22,944,622     4.76

                                              Total Investments in Ireland
                                              (Cost--$22,412,463)                                        22,944,622     4.76


Italy       Lit    28,700,000,000   10/01/96  Buoni Poliennali del Tesoro (Italian
                                              Government Bonds) (1)                             9.00     17,715,938     3.68

                                              Total Investments in Italy
                                              (Cost--$17,394,979)                                        17,715,938     3.68


New         NZ$       124,985,000   11/15/95  New Zealand Government Bonds (1)                  8.00     83,971,680    17.44
Zealand                12,827,000    8/02/95  New Zealand Treasury Bill (1)                     8.85      8,652,006     1.79

                                              Total Investments in New Zealand
                                              (Cost--$85,514,010)                                        92,623,686    19.23

Spain       Pta     4,628,000,000   11/30/96  Bonos del Estado (Spanish Government
                                              Bonds) (1)                                       10.55     39,020,010     8.10

                                              Total Investments in Spain
                                              (Cost--$35,871,935)                                        39,020,010     8.10


United      Pound      13,400,000   12/30/96  General Electric Capital Corp. (2)                8.25     21,667,828     4.50
Kingdom     Sterling

                                              Total Investments in the
                                              United Kingdom (Cost--$21,729,235)                         21,667,828     4.50


United      US$        25,119,000    8/17/95  Caisse des Depots et Consignations (2)            5.72     25,055,142     5.20
States                 24,513,659    8/01/95  Lehman Brothers, Repurchase Agreement*
                                                purchased on 7/31/95 (2)                        5.80     24,513,659     5.09
                       25,000,000    8/03/95  PaineWebber Inc., Repurchase Agreement*
                                                purchased on 7/27/95 (2)                        5.70     25,000,000     5.19
                       24,000,000    8/01/95  Schweizerischer Bankverein SBC (Swiss
                                                Bank), Repurchase Agreement* purchased
                                                on 7/31/95 (2)                                  5.82     24,000,000     4.99

                                              Total Investments in the United States
                                              (Cost--$98,568,801)                                        98,568,801    20.47


            Total Investments (Cost--$464,603,675)                                                      477,618,554    99.18

            Unrealized Depreciation on Forward Foreign Exchange Contracts++++                            (2,222,090)   (0.46)

            Other Assets Less Liabilities                                                                 6,151,204     1.28
                                                                                                       ------------   -------
            Net Assets                                                                                 $481,547,668   100.00%
                                                                                                       ============   =======


            Net Asset Value:     Class A--Based on net assets of $54,552 and 6,915
                                          shares outstanding                                           $       7.89
                                                                                                       ============
                                 Class B--Based on net assets of $451,370,647 and
                                          57,268,744 shares outstanding                                $       7.88
                                                                                                       ============
                                 Class C--Based on net assets of $3,155 and 410 shares
                                          outstanding                                                  $       7.70
                                                                                                       ============
                                 Class D--Based on net assets of $30,119,314 and
                                          3,820,315 shares outstanding                                 $       7.88
                                                                                                       ============


            Corresponding industry groups for securities (percent of net assets):
            (1) Sovereign Government Obligations--54.23%
            (2) Financial Services--24.97%
            (3) Sovereign/Regional Government Obligations--Agency--19.98% *Repurchase Agreements are fully collateralized by US Government &
            Agency Obligations.
          ++Certain Commercial Paper, US Treasury and Foreign Treasury
            Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at July 31, 1995.

        ++++Forward Foreign Exchange Contracts as of July 31, 1995 are as follows:


                                                             Unrealized
                                          Expiration        Appreciation
                                             Date          (Depreciation)

            Foreign Currency Purchased

            C$            73,131,935      August 1995        $  (384,324)
            DM            38,506,713      August 1995            248,659
            Pound          3,126,791      August 1995             11,941
            Sterling

            Total (US$ Commitment--$86,326,781)              $  (123,724)
                                                             -----------

            Foreign Currency Sold

            A$            99,991,442      September 1995     $(1,504,407)
            C$           175,700,002      August 1995           (202,842)
            DM            40,584,139      September 1995          36,246
            Ffr           65,848,928      August 1995           (326,142)
            Iep           13,660,964      August 1995            (18,155)
            Pound         17,561,323      August 1995           (431,592)
            Sterling
            Lit       28,189,376,270      August 1995           (370,899)
            NZ$          130,625,943      August 1995            448,113
            Pta        4,869,344,688      September 1995          82,526
            YEN        1,596,054,400      August 1995            188,786

            Total (US$ Commitment--$458,050,096)             $(2,098,366)
                                                             -----------

            Total Unrealized Depreciation--Net, on
            Forward Foreign Exchange Contracts               $(2,222,090)
                                                             ===========